UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 19, 2016

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction

of incorporation)

000-51904	71-0682831
(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 19, 2016, Home BancShares, Inc. (the “Company”) announced that its 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) will be held on April 21, 2016, at 6:30 p.m. (CDT) at the Wyndham Riverfront Little Rock, located at 2 Riverfront Plaza in North Little Rock, Arkansas. The record date for the 2016 Annual Meeting was February 12, 2016. A Notice of Annual Meeting of Shareholders is being mailed on February 19, 2016 to the Company’s shareholders of record as of the record date. A copy of the Notice is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2016 Annual Meeting and to mail the definitive proxy statement and a proxy card, along with the Company’s 2015 Annual Report, to each shareholder of record entitled to vote at the 2016 Annual Meeting. THE COMPANY STRONGLY URGES ITS SHAREHOLDERS TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Free copies of the documents filed with the SEC by the Company may also be obtained at the Company’s website at http://www.homebancshares.com, under “Investor Relations”/“SEC Filings”, or by contacting the Company’s Investor Relations Officer by telephone at (501) 339-2929.

Participants in Solicitation

Home BancShares, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the matters to be considered at the 2016 Annual Meeting. Information about the Company’s directors and executive officers is available in the Company’s public filings filed with the SEC, including its proxy statement for the 2015 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on February 27, 2015. Additional information regarding the interests of the directors and executive officers will be set forth in the proxy statement to be filed with the SEC in connection with the 2016 Annual Meeting. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Notice of Annual Meeting of Shareholders to be Held on April 21, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: February 19, 2016	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer & Investor Relations Officer